UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): May 20, 2009
NETAPP, INC.
(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-27130 (Commission File Number)	77-0307520 (I.R.S. Employer Identification Number)
495 East Java Drive
Sunnyvale, CA 94089
(Address of principal executive offices) (Zip Code)
(408) 822-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
     On May 20, 2009, NetApp, Inc. (the “Company”) issued a press release announcing its earnings for the fourth quarter and fiscal year ended April 24, 2009. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information set forth on Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
     The Company’s Condensed Consolidated Statements of Income for the fourth quarter and fiscal year ended April 24, 2009, Condensed Consolidated Balance Sheets as of April 24, 2009, and Condensed Consolidated Statements of Cash Flow for the fourth quarter and fiscal year ended April 24, 2009, which are contained in the press release in Exhibit 99.1 and are attached as Exhibit 99.2, are filed herewith for purposes of Section 18 of the Exchange Act and therefore may be incorporated by reference into filings under the Securities Act and the Exchange Act.
Item 8.01 Other Information
     The disclosure in Item 2.02 of this Current Report on Form 8-K is incorporated hereby by reference.
Item 9.01 Financial Statements and Exhibits
(d) Exhibits.
     The following exhibits are being filed or furnished herewith:

Exhibit	Description

99.1	Press release of NetApp, Inc. issued on May 20, 2009 (furnished herewith).

99.2	Condensed Consolidated Statements of Income, Condensed Consolidated Balance Sheet, and Condensed Consolidated Statements of Cash Flow (filed herewith).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NETAPP, INC. (Registrant)
May 20, 2009	By:	/s/ Andrew Kryder
Andrew Kryder
Secretary, General Counsel, and Senior Vice President, Legal and Tax

Index to Exhibits

Exhibit	Description

99.1	Press release of NetApp, Inc. issued on May 20, 2009 (furnished herewith).
99.2	Condensed Consolidated Statements of Income, Condensed Consolidated Balance Sheet, and Condensed Consolidated Statements of Cash Flow (filed herewith).